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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 1999


                             WALL STREET DELI, INC.
             (Exact name of registrant as specified in its Charter)




      DELAWARE                        0-11271                 63-0514240
(State of Incorporation)    (Commission File Number)     (IRS Employer I.D. No.)




                        One Independence Plaza, Suite 100
                            Birmingham, Alabama 35209
                    (Address of principal executive offices)


                                 (205) 870-0020
                         (Registrant=s telephone number)


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ITEM 5. OTHER EVENTS.

         On April 23, 1999, the registrant announced that its earlier agreement in principle with Trinity Management Company, Inc. had expired on April 22, 1999, in accordance with its terms, because the parties had not entered into a definitive agreement by such date. A copy of the registrant's press release announcing such expiration is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The following are filed as exhibits to this Current Report on Form 8-K:

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
          Exhibit No.      Description
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

          99.1             Press release dated April 23, 1999, issued by the registrant
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 29, 1999                          /s/   Jeffrey V. Kaufman
                                               -------------------------------
                                               Jeffrey V. Kaufman
                                               President and CEO


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